EXHIBIT 10.15

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PRODUCT PURCHASE AND PHARMACY SERVICES AGREEMENT

THIS PRODUCT PURCHASE AND PHARMACY SERVICES AGREEMENT (this “Agreement”) between BRAEBURN PHARMACEUTICALS, INC., located at 47 Hulfish St., #441, Princeton, NJ 08542 (“Manufacturer”), and AVELLA OF DEER VALLEY, INC., located at 1606 W Whispering Wind Drive, Second Floor, Phoenix, AZ 85085, (together with its Approved Facilities “Pharmacy”), is effective as of September 1, 2016 (the “Effective Date”).  Manufacturer and Pharmacy may be referred to individually in this Agreement as “Party” or collectively “Parties”.

RECITALS

WHEREAS, Manufacturer markets and sells various pharmaceutical products;

WHEREAS, the United States Drug Enforcement Administration (“DEA”) has, by letter dated July 12, 2016, a copy of which is attached hereto as Exhibit A, provided written confirmation that it is permissible for Manufacturer to distribute its controlled substances intended for treatment of opioid dependence through a pharmacy directly to a healthcare practitioner (at its primary DEA address as set forth on an order form available through the Braeburn Access Program (the “Order Form”), unless other provider DEA address is denoted in writing by provider) for administration of the Product under certain conditions (the “DEA Letter”);

WHEREAS, Pharmacy has one or more locations that dispense pharmaceutical products to patients and has the ability and capacity to provide a broad range of bona fide services to pharmaceutical manufacturers;

WHEREAS, Manufacturer desires to appoint Pharmacy as an authorized dispenser of pharmaceutical products marketed and/or sold by Manufacturer and agrees to sell certain pharmaceutical products to Pharmacy pursuant to the terms and conditions of this Agreement; and WHEREAS, Pharmacy desires to accept such appointment and agrees to purchase the products from Manufacturer and to provide any other services subject to the terms and conditions described in the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

AGREEMENT

1.                                      Product Purchases.

1.1.                            Grant of Purchase Rights.  Subject to and in accordance with all of the terms and conditions of this Agreement, Manufacturer hereby grants to Pharmacy and its Approved Facilities, as set forth in Exhibit B (as may be amended from time to time by written agreement of the Parties) an exclusive (except as set forth in this Section 1.1), non-transferable, non-sublicensable, revocable right to purchase the product(s) as set forth in Exhibit C (“Products”).  Notwithstanding anything in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the foregoing to the contrary, Manufacturer may, by itself or through any of its third party vendors, sell Products to institutions for distribution within the institution.  Manufacturer reserves the right to modify or add any new strength or package size of a Product approved by the U.S. Food and Drug Administration, or any successor entity thereto (the “FDA”) to this Agreement at the same terms and conditions as the existing Product in this Agreement and to remove any Product (or, where applicable, Product NDC) from this Agreement, in its sole discretion in the event that the Product is removed from the general distribution in the market, by giving written or electronic notice to Pharmacy.

1.2.                            Purchase Pricing.  Product cost to Pharmacy and all associated terms and conditions shall be as stated in Exhibit C.  Manufacturer reserves the right to change the price of Product upon [***] days prior written notice to Pharmacy.

1.3.                            Product Payment.  Pharmacy shall pay Product invoices within [***] days of the date of receipt of such invoices.  If a payment date falls on a Saturday, Sunday or a federal holiday, Pharmacy may make payment on the next business day and still be in compliance with the payment terms.  If payment is not timely received, Manufacturer reserves the right to [***].

1.4.                            Orders; Delivery.  Pharmacy shall submit purchase orders to Manufacturer’s designated distributor set forth on Exhibit C (the “Distributor”), which Manufacturer may change, with [***] days’ prior written notice to Pharmacy, in its sole discretion, in a format mutually agreed upon by the Parties.  Manufacturer or its Distributor shall deliver Products to Pharmacy in accordance with Section 3 of Exhibit C.

1.5.                            Inventory and Back Orders.  Pharmacy shall use commercially reasonable and good faith efforts to ensure it maintains sufficient Product inventory.  Manufacturer shall use commercially reasonable efforts to notify Pharmacy in advance of any anticipated back-order of Product, but in no event later than [***] after Pharmacy has ordered Product.  Upon notice by the Manufacturer of a back-order, Pharmacy will have the right to cancel the order in whole or in part.  Manufacturer shall provide weekly written notification to Pharmacy of the status of all back-ordered Products.  If a Product is on back order for more than [***] days, Manufacturer will ship Product to Pharmacy on an expedited basis within [***] after such Product becomes available, at Manufacturer’s expense.

1.6.                            Shipment Inspections.  Promptly upon receipt of Product (and in any case, within [***] business days of receipt of Product), Pharmacy shall visually inspect the Product and shall promptly notify, and in any event within [***] days following receipt of a shipment of the Product, Manufacturer of any discrepancy in the order, shipment damage, or any visible defect (without the necessity of opening individual packaging), by giving written notice of the purchase order, number, invoice number, invoice date and all other necessary information to identify the shipment of Product.  Pharmacy shall also furnish Manufacturer with a detailed description of the nature of such visible defect, along with a signed bill of lading noting the defect.  Upon receipt of notice of any discrepancy, damage, defect or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

non-delivery, Manufacturer will provide instructions regarding the return of the Product.

2.                                      Pharmacy Services.

2.1.                            Bona Fide Services.  Pharmacy will perform the services as set forth in Exhibit D (“Services”).  The Parties represent and warrant that Manufacturer has engaged Pharmacy to perform the Enhanced Services set forth in Section 2 of Exhibit D (the “Enhanced Services”) and that such Enhanced Services: (i) are bona fide, legitimate, reasonable, and necessary services; (ii) are not intended to serve, either directly or indirectly, as a means of marketing the Product, (iii) are not intended to diminish the objectivity or professional judgment of Pharmacy; (iv) are not intended to obligate, induce or reward Pharmacy for the past, present or future purchase, order or recommendation of Product; (v) do not involve the counseling or promotion of any unapproved use of the Products; and (vi) do not involve the counseling or promotion of a business arrangement or other activity that violates any Applicable Laws.

2.2.                            Bona Fide Service Fees.  In consideration for Pharmacy’s performance of the Enhanced Services set forth in Paragraph 2 of Exhibit D, Manufacturer shall pay Pharmacy service fees in accordance with Exhibit D (“Fees”).  The Pharmacy shall invoice Manufacturer for all Fees and pass through expenses no later than the [***] of each month and Manufacturer shall pay Pharmacy such undisputed invoiced Fees and pass-through expenses within [***] days of receipt of the invoice.  All invoices shall be delivered electronically to the attention of Accounts Payable at accounts.payable@braeburnpharma.com.  The Parties acknowledge that (i) unless otherwise agreed in writing the Fees provided hereunder will be Pharmacy’s sole, full and complete form of compensation provided by the Manufacturer for the Services; (ii) the Fees represent the fair market value of the Services, unless otherwise adjusted to comply with the limits on payment set forth in the “Refill Reminder Exception” to the definition of “Marketing” under the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”), and the privacy and security regulations and related guidance promulgated by the Department of Health and Human Services (“HHS”) implementing HIPAA (the “HIPAA Regulations”), and have been negotiated at arms-length, in good faith by the parties; (iii) the Fees are not intended in any way as a payment related to a drug formulary or drug formulary activities and has not been negotiated or discussed between the Parties in connection with any such drug formulary or formulary activities; (iv) the Fees [***]; and (v) the Fees [***].  The Fees for the Services will be [***] during the term of this Agreement.  After termination or expiration of this Agreement, the Pharmacy shall calculate any final payment due, and Manufacturer shall pay any remaining amount owed within [***] days after receipt of the required data supporting the amount owed.  If there is a dispute over the amount of any final payment due hereunder, the parties agree to work promptly and cooperatively to resolve the dispute, and any undisputed amounts shall be paid promptly.  Except as otherwise set forth herein, Pharmacy shall be responsible for all costs and expenses associated with fulfilling its obligations and performing the Services.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.                                      Term and Termination.

3.1.                            Agreement Term.  This Agreement shall have a term of two (2) years from the Effective Date, and shall automatically renew for successive one (1) year terms unless either Party sends a notice of non-renewal to the other Party at least sixty (60) days prior to the expiration of the term then in effect (“Term”).

3.2.                            Termination without Cause.  Either Party may terminate this Agreement without cause with sixty (60) days’ prior written notice to the other Party.

3.3.                            Termination for Cause.

3.3.1.                  Either Party may terminate this Agreement upon the occurrence of a material breach by the other Party.  The non-breaching Party must give written notice to the breaching Party of the nature and occurrence of such breach.  If the breach is not cured within thirty (30) days of such notice, or if the breach cannot reasonably be cured within such thirty (30) day period, then the non-breaching Party may provide written notice to the breaching Party that this Agreement will be terminated immediately.

3.3.2.                  Notwithstanding the forgoing, either Party may effect an immediate termination of this Agreement upon notice to the other Party if the other Party (i) shall be dissolved or apply for or consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) admit in writing its inability to pay its debts as they become due, (iv) make a general assignment for the benefit of creditors, (v) file a petition or an answer seeking reorganization or arrangement with creditors or taking advantage of any insolvency law, or (vi) if an order judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating such Party as bankrupt or insolvent or approving a petition seeking reorganization of such Party or appointing a receiver, trustee or liquidator of such Party of all or a substantial part of its assets.

3.4.                            Effect of Termination.  Termination shall have no effect upon the rights or obligations of the Parties arising out of any transactions occurring prior to the effective date of such termination.  Within fifteen (15) days of the termination or expiration of this Agreement, Pharmacy shall return all Products to Manufacturer then held by Pharmacy or Approved Facility in their inventory via a method determined by Manufacturer.  Manufacturer shall [***] in the event of termination by Manufacturer for Pharmacy’s material breach or bankruptcy under Section 3.3.  Upon expiration or termination of this Agreement, each Party shall return to the other all Confidential Information, deliverables (whether complete or incomplete), all equipment, and materials belonging to the other Party.  In the event of termination, provided that no undisputed Pharmacy invoices are outstanding and overdue, Pharmacy agrees to assist Manufacturer, upon Manufacturer’s request, in the decommissioning or transition of the Services to Manufacturer’s agent to ensure a smooth transition and uninterrupted service, at

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

a mutually agreed upon rate, by performing all reasonably required tasks and providing reasonable access to records specifically relating to the Services for a period of [***] following the termination of this Agreement, to the extent permissible by law.  Upon termination or expiration of this Agreement, Manufacturer agrees to pay to Pharmacy an amount corresponding to the work actually performed by Pharmacy until the date of termination of the Services and any and all costs and expenses associated with the termination and/or transition of the Services less any amounts which have been paid by Manufacturer to Pharmacy in advance for the work that will not be undertaken as a result of the termination of the Services.

4.                                      Returned Products and Recall.  Pharmacy may return Product in accordance with Manufacturer’s SPP Return Goods Policy, attached hereto as Exhibit E, which may be amended by Manufacturer, in its sole discretion from time to time.  Pharmacy shall also comply with the requirements governing the return of controlled substances set forth in 21 C.F.R. § 1317.10.  Manufacturer shall notify Pharmacy promptly of any recalls, field corrections, or market withdrawals with respect to any Product initiated by Manufacturer or required by the FDA.  Upon notice of a Product recall, field correction, or market withdrawal, Pharmacy shall promptly notify the affected patients of Pharmacy.  Manufacturer shall supply Pharmacy with the form of letter to be used in connection with the notice of any recall, field correction, or market withdrawal which shall contain appropriate instructions as to whether the Pharmacy patient should return or dispose of the affected Product.  Manufacturer shall [***], provided that the recall, field correction, or market withdrawal does not arise from (i) the gross negligence or intentional misconduct of Pharmacy or any of its agents or employees or (ii) failure of Pharmacy to comply with the terms of this Agreement.  Pharmacy shall cooperate in any recall, field correction, or market withdrawal, to the extent applicable, by, among other things, providing relevant Product tracking information to Manufacturer.  Reasonable and documented expenses shall include, but not be limited to, [***].  Pharmacy shall maintain for [***] years after termination or expiration of this Agreement such information as shall be reasonably required by Manufacturer to effect a Product recall, field correction, or market withdrawal after termination or expiration of this Agreement, and shall make such information available to Manufacturer, at Manufacturer’s request, in the event of such a recall.  Pharmacy shall cooperate with Manufacturer in investigating any Product failure which resulted in the need for a recall, field correction, or market withdrawal.

5.                                      Pharmacy Use and Handling of Product.

5.1.                            Storage and Handling.  Pharmacy shall keep Product stock in good and safe condition and shall permit inspection of Product stock and existing inventory records by Manufacturer during normal business hours upon reasonable advance notice by Manufacturer.  Pharmacy shall comply with the information and recommendations set forth in product labeling and any other commercially reasonable, lawful and appropriate directions communicated by Manufacturer in writing with respect to storage, handling and shipment of Product.  Pharmacy shall be responsible for costs associated with storage, handling and shipment of Product from Pharmacy.  Pharmacy shall comply with the physical security, recordkeeping and reporting requirements of the federal Controlled Substances

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Act, 21 U.S.C. §§ 801, et seq., and regulations promulgated thereunder (the “CSA”).

5.2.                            Pharmacy Use.  Pharmacy represents and warrants that it shall only use Product as permitted under Applicable Laws, including, but not limited to the Drug Supply Chain Security Act, 21 U.S.C. § 351 et seq. (“DSCSA”).

5.3.                            Trading Partners.  Manufacturer and Pharmacy represent and warrant that they are, and shall remain throughout the Term, an authorized trading partner within the meaning of the DSCSA.

5.4.                            No Diversion.  Pharmacy shall not distribute any (i) expired, defective, adulterated or misbranded, counterfeit or out of specification Product that is diverted from planned destruction, (ii) Product acquired, repackaged, and sold by a third party in a standard or customary size or unit of measure that Manufacturer currently offers for sale in the Territory, or (iii) Product sold by Manufacturer for use in non-domestic markets which is subsequently sold or imported for sale or use in the Territory should such Products come into Pharmacy’s possession.  Pharmacy shall deliver any such diverted Product to Manufacturer at cost to Manufacturer.  For purposes of this Section 5.3, “Territory” shall mean the United States (including its territories and possessions).  If and when Pharmacy has knowledge of any entity or person offering, selling or purchasing diverted Products, Pharmacy shall promptly provide written notice to Manufacturer describing information concerning diverted Product.  Pharmacy shall comply with its obligation to maintain effective controls against diversion under 21 C.F.R. § 1301.71(a).

5.5.                            Pharmacy Administration of Co-Pay Support Program.  Manufacturer shall be responsible for its Patient Assistance Programs, including the Braeburn Patient Assistance Program and the Probuphine Patient Copay/Co-lnsurance Assistance Program, which provide financial support for patient co-payments for the Product.  Pharmacy will participate in and secure reimbursement from Manufacturer for Manufacturer Patient Assistance Programs for the Product, whether administered by Manufacturer or any other third party on behalf of Manufacturer, including but not limited to RxC Acquisition Company d/b/a RxCrossroad, in accordance with terms and conditions to be captured in an executed writing to be completed within 30 days of the Effective Date of this Agreement and incorporated herein as Exhibit G.

5.6.                            Pharmacy Dispense of Product.  Pharmacy shall ship Product to patients’ health care provider provider (at the healthcare provider’s primary DEA address as set forth on the Order Form, unless such provider identifies a different DEA address for shipping purposes on the Order Form) via an industry recognized overnight delivery carrier capable of order delivery tracking and in accordance with a valid prescription, Applicable Laws (as defined in Para. 6.1) and regulations and guidelines and standards applicable to Pharmacy.  Pharmacy shall ship Product within [***] after determining that a prescription has been cleared for shipment.  Pharmacy shall use reasonable efforts to ship Product having the earliest

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

expiration date from available inventory.  Pharmacy shall be responsible for billing and collection in connection with sale of Product and for costs associated with distribution and delivery of Product to its patients or their health care providers.  Pharmacy shall employ processes and procedures to ensure, prior to delivery of Products to a health care provider, that the provider is registered to prescribe controlled substances under the CSA (21 U.S.C. § 823(f)), holds a current DATA 2000 waiver under 21 U.S.C. § 823(g), and is certified under the Product’s REMS program (the “Product REMS Program”).  Pharmacy shall only dispense Product pursuant to a prescription for an individual identified patient. Pharmacy shall require that the certified provider or an authorized employee sign a delivery confirmation upon receipt of Products.  Pharmacy shall treat its actions hereunder as dispensing for purposes of the CSA and DEA regulations and with all applicable requirements thereunder, including, but not limited to, keeping records indicating that the controlled substance was delivered to the practitioner and including the practitioner’s name and address of the registered location to which it was delivered.

6.                                      Mutual Representations, Warranties, and Covenants.

6.1.                            Compliance with Law.  The Parties agree to comply with all applicable laws (federal, state and local) connected with or related to the purchase, warehousing, distribution, dispensing, sale, return or destruction of Products purchased under this Agreement, including, but not limited to, (i) healthcare or insurance fraud or abuse laws, including the following statutes and the regulations promulgated thereunder: the Federal anti-kickback law (42 U.S.C. § 1320a-7b(b)), the Federal False Claims Act (31 U.S.C. §§ 3729, et seq.), the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.) and the Federal Health Care Fraud Law (18 U.S.C. § 1347); (ii) the HIPAA and HITECH privacy and security laws; (iii) controlled substances laws relating to the collection, manufacture, processing, holding, storing, testing, packaging, repackaging, importing, exporting, dispensing, destroying and distribution of controlled substances, including but not limited to all applicable provisions of the CSA.; (iv) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301, et seq.) (the “FDCA”), (v) the DEA Letter, and (vi) any other laws and regulations relating to the terms of this Agreement (collectively, “Applicable Laws”).

6.2.                            Licenses and Permits.  The Parties shall comply fully with the provisions of all Applicable Laws and shall obtain and maintain all federal, state and local approvals, licenses, permits, registrations and certifications required of their respective operations that would have a material impact on the Party’s obligations under this Agreement.  Any and all necessary requests for renewal of any such approvals, licenses, permits, registrations, and certifications have been filed with the appropriate governmental authority, to the extent necessary to meet materials obligations under this Agreement, and neither Party has received any written notice or correspondence from the FDA, the DEA, or any comparable governmental authority that such governmental authority is considering limiting, suspending, or revoking any approval, license, permit, registration, or certification

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

that would have a material impact on either Party’s obligations under this Agreement.  Neither Party shall undertake any activities which contravene this subsection in the performance of this Agreement.  Upon commercially reasonable request by either Party, the other Party or any agent acting on behalf of the Party shall provide proof of licensure that would have a material impact on either Party’s obligations under this Agreement.  Each Party shall notify the other, within [***] business days, of any suspension, revocation, condition, limitation, qualification or other restriction on any such approval, license, permit, registration or certification which would impede that Party in the performance of its obligations under this Agreement.

6.3.                            Organization; Authority; Execution.  Each Party represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, (ii) it has the corporate power and authority to enter into this Agreement and to carry out the provisions hereof, (iii) it has taken all necessary corporate actions to authorize the execution, delivery and performance of this Agreement, (iv) this Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforcement may be affected by bankruptcy, insolvency or other similar laws and by general principles of equity.

6.4.                            No Conflicts.  Each Party represents and warrants that its execution of this Agreement and its performance of its obligations hereunder do not conflict with and are not prohibited by or inconsistent with any other agreement to which it is a party.  Each Party further represents and warrants that the performance of its other obligations under this Agreement are neither (i) inconsistent with its obligations to any third party, including without limitation its customers, nor (ii) in any manner inconsistent with Applicable Laws.

6.5.                            Independent Judgment.  The Parties acknowledge that any discount offered under this Agreement is not intended to usurp the independent professional and/or clinical decision-making of any Pharmacy employee or health care professional, or interfere with the formulary plan benefit design of payers.

6.6.                            Debarment; Exclusion, Each Party represents and warrants that neither it nor any of its employees or representatives has been or is debarred pursuant to the FDCA or has been or is excluded from participating in a federal health care program, including without limitation the Medicare and Medicaid programs.  Moreover, each Party covenants that in the event it or any of its employees or representatives is subsequently debarred under the FDCA or excluded from a federal health care program during the term hereof, it shall notify the other, within five (5) business days.

7.                                      Manufacturer Representations, Warranties and Covenants.

7.1.                            General Representation, Warranties and Covenants.  Manufacturer represents and warrants that it will have good title to the Product, free and clear of all

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

security interests, liens or other encumbrances of any kind or character, delivered to Pharmacy under this Agreement; has, and at all times during the Term shall maintain, all governmental licenses, permits and approvals required to market, promote, offer for sale and sell Product in the Territory and to conduct all other activities required under this Agreement; will comply with all Applicable Laws relating to the promoting and distributing of the Product, and the Product has been approved under all such laws, rules and regulations for the distribution and dispensing contemplated by this Agreement; and Product supplied will be in conformity with Product specifications set forth in the approved Product labeling and with all other Applicable Laws.  Manufacturer further represents that each shipment of Product delivered pursuant to this Agreement may, as of the date of delivery, be introduced or delivered into interstate commerce pursuant to Applicable Laws, including applicable provisions of the FDCA, Section 351 and the Public Health Service Act, 42 U.S.C. § 262, and their implementing regulations, each as amended and in effect at the time of shipment or delivery of such Product and will not, on the date of shipment or delivery by Manufacturer, be adulterated, misbranded or otherwise prohibited under Applicable Laws in effect at the time of shipment or delivery of such Product.

7.2.                            Regulatory and REMS Representations.  Manufacturer further represents that REMS requirements imposed by the FDA under FDCA 505-1 (“REMS Program”) allow for the Pharmacy to (a) receive the Product pursuant to a wholesale transaction from Manufacturer’s authorized distributor, (b) dispense the Product on a patient specific basis pursuant to a prescription written by a certified prescriber as defined in the REMS Program (“Certified Prescriber”), (c) deliver the Product directly to a healthcare practitioner in accordance with DEA requirements regarding shipment to an address where a healthcare practitioner will administer a controlled substance; (d) that Pharmacy shall not have any requirements for compliance with the REMS Program except as directed by Manufacturer in writing, and (e) that Pharmacy may rely on information as provided by the Manufacturer or its Distributor stating that a physician is a Certified Prescriber as defined in the REMS Program.

8.                                      Pharmacy Representations, Warranties and Covenants.

8.1.                            Pharmacy Discount Reporting Obligations.  To the extent required by Applicable Laws, Pharmacy shall fully and accurately disclose and report in accordance with the requirements of the federal healthcare anti-kickback statute (42 U.S.C. § 1320a-7b(b), and its implementing safe harbor regulations for discounts (42 C.F.R. § 1001.952(h), as well as any other applicable state law or payer reimbursement requirements, any discounts, rebates or price concessions provided by Manufacturer to Pharmacy.  To the extent required by Applicable Laws, Pharmacy agrees that, upon the request of the U.S. Department of Health and Human Services or a state healthcare agency, it will fully disclose all discounts and price concessions offered under this Agreement.

8.2.                            Product Promotion.  Pharmacy will not promote the Product, but Pharmacy may promote its own services to its customers in accordance with Pharmacy’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

standard business practices, which typically include (but are not necessarily limited to) informing its customers of pricing available for products distributed by Pharmacy.  Accordingly, Pharmacy shall not distribute or generate any promotional material containing claims relating to the Product.  Pharmacy may, however, pursuant to the practice of pharmacy, provide its customers with educational information concerning the Product, provided that such information is consistent with the FDA-approved prescribing information for the Product.

8.3.                            Pharmacy Core Services.  Pharmacy represents and warrants that as part of its normal pharmacy operations it, without compensation from any third-party, (i) possesses the necessary capabilities, facilities, technology, personnel and expertise to enable it to perform the core services set forth in Paragraph 1 of Exhibit D, and its obligations hereunder; (ii) provides prescription receipt, data entry services, dispensing, reimbursement services, financial services, including investigation of third party financial assistance, shipping and inventory management services; (iii) provides twenty-four (24) hour access to clinical support through qualified nurses, case managers, pharmacists or other personnel who are adequately trained and experienced in educating patients and providers on administering the Product in an appropriate manner consistent with all Applicable Laws, including state licensing laws; and (iv) provides adverse event and product complaint reporting (the “Core Services”)..  Pharmacy agrees and acknowledges it shall not invoice Manufacturer for the performance of any Core Services.

8.4.                            Regulatory Compliance.

8.4.1.                  Pharmacy represents and warrants that it is in compliance with applicable FDCA provisions and FDA regulations, including without limitation those regarding licensure, storage and handling, recordkeeping and reporting requirements, and applicable controlled substances laws, including without limitation the CSA.

8.4.2.                  Pharmacy will comply with specific REMS requirements imposed by the REMS Program as directed by Manufacturer in writing and as accepted by Pharmacy in its reasonable discretion (collectively “Manufacturer Directed REMS Requirements), including without limitation the following:

(i)                                     including a copy of the Medication Guide with each individual shipment of the Product;

(ii)                                  following those processes and procedures provided by Manufacturer in writing and as accepted by Pharmacy in its reasonable discretion to confirm with Distributor, prior to shipping the Product, that the healthcare providers who prescribe the Product are Certified Providers and registered with the DEA;

(iii)                               complying with all requests to be audited by, or on behalf of, Manufacturer or FDA to ensure that all Manufacturer directed processes

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and procedures are in place and are being followed for the Product’s REMS Program; and

(iv)                              maintaining distribution records of all shipments of the Product and, on a frequency no less than monthly, providing such data to Manufacturer.

MANUFACTURER ACKNOWLEDGES THAT PHARMACY IS ACTING SOLELY AT THE DIRECTION OF THE MANUFACTURER IN ADMINISTERING THE REMS REQUIREMENTS AND THAT PHARMACY HAS NO INDEPENDENT DUTY TO INTERPRET THE REQUIREMENTS FOR COMPLIANCE WITH THE REMS OR TO IMPLEMENT ANY ACTIONS BEYOND THE MANUFACTURER DIRECTED REMS REQUIREMENTS.

8.4.3.                  Pharmacy will not, unless expressly authorized in writing by Braeburn, directly receive any prescriptions from healthcare providers.  Pharmacy agrees to refer all incoming orders from healthcare providers to the Distributor for initial processing and REMS-verification.

Pharmacy represents and warrants that it is, and covenants to maintain its status as, an Authorized Trading Partner in compliance with the DSCSA.

8.5.                            Approved Facilities.  Within a commercially reasonable time frame and upon written request by Manufacturer, Pharmacy will provide Manufacturer with the following information with respect to any Approved Facility set forth on Exhibit B: (i) state board licensure number, classification, date issued and expiration number, (ii) FDA registration information, if applicable (e.g., manufacture, repackage, re-label, and wholesale distributor), (iii) DEA registration number, if applicable, (iv) business activity, (v) current registration year or (vi) other information reasonably requested and required by Manufacturer.

9.                                      Data Restrictions.  Pharmacy and Manufacturer acknowledge and agree that Manufacturer is not requesting Pharmacy to provide, and Pharmacy shall not provide any data or information to Manufacturer in any report in the event the transfer, use, license, sale or disclosure of such data or information by Manufacturer or Pharmacy is prohibited by Applicable Laws, including, but not limited to, federal or state laws and regulations that prohibit or restrict the transfer, use, license, sale or other disclosure of prescriber data.

10.                               Confidentiality.

10.1.                     Definition.  “Confidential Information” means all business and proprietary information of a Party (the “Disclosing Party”) disclosed to the other Party (the “Receiving Party”), whether or not labeled or identified as “Confidential,” including, without limitation, the terms of this Agreement, pricing materials, and the respective business and financial information of the Parties.  Confidential Information shall not include any information that (i) is or has become publicly

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available through no fault of the Receiving Party, (ii) that is rightfully obtained from third parties who are not bound by any confidentiality requirement, or (iii) that the Receiving Party previously knew about, other than by disclosure of the Disclosing Party, as documented by business records.

10.2.                     Non-Use and Non-Disclosure.  All Confidential Information shall be kept in strict confidence by the Receiving Party and shall not be disclosed to any third party or used for any purpose except as expressly permitted herein without the prior written consent of the Disclosing Party.  Notwithstanding the foregoing, the Receiving Party may disclose such Confidential Information (i) to employees, agents, subcontractors or consultants on an as-needed basis, provided such persons are bound under substantially similar confidentiality restrictions; (ii) to the extent requested or required by court order, legal process, or Applicable Laws, provided that the Receiving Party (a) provides the Disclosing Party prompt advance written notice thereof (to the extent permitted by Applicable Laws) to allow the Disclosing Party to seek a protective order with respect to such disclosure, and (b) thereafter discloses only the minimum information required to be disclosed in order to comply; or (iii) as expressly authorized in writing by the Disclosing Party.

10.3.                     Survival.  The Parties’ obligations of confidentiality hereunder shall survive termination of this Agreement, and shall be in addition to, and not in place of, any other non-disclosure and/or confidentiality obligations that the Parties may otherwise agree upon.  Nothing contained herein shall be deemed to grant to either Party any rights or licenses under any patent applications or patents or to any know-how, technology, inventions or other intellectual property rights of the other Party.

11.                               Use of Trademarks.  Pharmacy shall not use the trademarks or tradenames of Manufacturer except to the extent contained in Product literature provided by Manufacturer and on Product labels or as otherwise approved by Manufacturer.  Manufacturer shall not use the trademark or tradenames of Pharmacy without the prior written approval of Pharmacy.  Neither party will have the right to issue a press release, statement or publication regarding the terms and conditions of or the existence of this Agreement without the prior written consent of the other party.

12.                               Audit.

12.1.                     Pharmacy shall keep complete and accurate books and records, including electronic data, relating to the transactions and Services identified herein for the longer of (i) [***] years from creation thereof; or (ii) as required by Applicable Laws.  Upon [***] days’ advance written notice, at its own expense, during Pharmacy’s regular business hours, and no more frequently than once annually, Manufacturer (and/or its designee) shall have the right, during the Term of this Agreement, and for a period of [***] thereafter, to inspect and audit the books and records of Pharmacy, with or without cause, for the purposes of (a) verifying compliance with this Agreement, Applicable Laws and/or the Product’s REMS Program and (b) satisfying Manufacturer’s obligations to FDA to inspect and audit

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pharmacies that dispense the Product (including obligations articulated in written or verbal instructions or requests received by Manufacturer from FDA).  In addition to the foregoing audit right, Manufacturer (and/or its designee) shall have the right to audit Pharmacy within [***] calendar days after the Effective Date to ensure that all processes and procedures are in place and functioning to support the requirements of the Product’s REMS Program.  If Manufacturer determines after any such audit that Pharmacy is not in compliance with the Product’s REMS Program, Pharmacy shall, at its expense, institute such processes and procedures as are necessary to ensure compliance with the Product’s REMS Program.

12.2.                     Notwithstanding anything to the contrary in Section 12.1, Manufacturer may conduct additional audits without providing prior notice (i) in the event any audit conducted by Manufacturer or an audit by a regulatory Authority reveals a material compliance deficiency, or (ii) as reasonably necessary to comply with Applicable Laws, the Product’s REMS Program or requests from governmental authorities, including without limitation, FDA.

13.                               Indemnification.

13.1.                     Manufacturer’s Indemnification Obligation.  Manufacturer will [***].

13.2.                     Pharmacy’s Indemnification Obligation.  Pharmacy will [***].

13.3.                     Limitation of Liability.  EXCEPT FOR CLAIMS FOR (I) INDEMNIFICATION UNDER SECTIONS 13.1 OR 13.2, (II) PERSONAL INJURY DUE TO NEGLIGENCE, (III) WRONGFUL DEATH, (IV) GROSS NEGLIGENCE, (V) WILLFUL MISCONDUCT, OR (VI) FRAUD, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF RELATING TO THIS AGREEMENT.  EXCEPT FOR CLAIMS FOR (A) INDEMNIFICATION UNDER SECTIONS 13.1 OR 13.2, (B) PERSONAL INJURY DUE TO NEGLIGENCE, (C) WRONGFUL DEATH, (D) GROSS NEGLIGENCE, (E) WILLFUL MISCONDUCT, OR (F) FRAUD, THE ENTIRE LIABILITY OF EITHER PARTY TO THE OTHER IN CONNECTION WITH THE SERVICES AND ANY AGREEMENT BETWEEN THE PARTIES RELATING THERETO (WHETHER BASED ON BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR ANY OTHER LEGAL THEORY) SHALL NOT EXCEED, IN THE AGGREGATE, [***] UNDER THIS AGREEMENT.

14.                               Insurance.  Pharmacy shall maintain in effect during the term of this Agreement a comprehensive general liability policy underwritten by an insurance company that carries an [***] or better rating from A.M. Best.  This comprehensive insurance policy shall be in an amount not less than [***] per occurrence.  Pharmacy shall provide [***] days’ notice to Manufacturer in the event of any cancellation, or termination thereof.  Pharmacy shall provide Manufacturer with a certificate of insurance evidencing compliance with this Section upon execution of this Agreement.  The amount of such required insurance coverage under this Section shall not limit Pharmacy’s obligations under this Agreement.

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15.                               Miscellaneous.

15.1.                     Assignability and Notice of Change of Control.  Except as specifically provided herein, this Agreement, or any of the rights or obligations created herein, may not be assigned, in whole or in part, by either Party without the written consent of the other Party; provided, however, that either Party may assign this Agreement without the consent of the other Party to (i) any affiliate or (ii) in connection with the acquisition, sale or other transfer of all or substantially all of its assets or business to which this Agreement relates.  The rights and obligations contained herein shall inure to the benefit of each Party’s successors and permitted assigns, and shall be binding on and enforceable against the relevant Party’s successors and permitted assigns.  Any purported assignment not in accordance with this Agreement shall be void.

15.2.                     Amendment.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto.  No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving.  Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

15.3.                     Non-Exclusivity.  Subject to Section 1.1, Manufacturer and Pharmacy mutually agree that this Agreement is non-exclusive and that each party is free to contract and deal with other parties, including competitors of the other.  During the Term, Pharmacy shall not enter into any agreement which will cause it to be in breach or default or conflict with Pharmacy’s obligations under this Agreement.

15.4.                     Force Majeure.  The performance by either Party hereunder shall be excused to the extent of circumstances beyond such Party’s reasonable control, including, without limitation, hurricane, tropical storm or depression, extended power outages, flood, tornado, earthquake, or other natural disaster, epidemic, war, acts of terrorism, material destruction of facilities, fire, or acts of God.  In such event, the affected Party will, as promptly as reasonably possible, give the other Party written notice thereof and all obligations under this Agreement will be immediately suspended for the duration of the force major event (except for those rights and obligations that have already accrued); provided that the affected Party promptly undertakes all reasonable efforts necessary to cure such force major event; provided, further, that if performance is not restored within ninety (90) days, either Party may terminate this Agreement upon thirty (30) days’ prior written notice.  As a matter of clarify, Pharmacy may purchase Product from other parties during any such force major event which limits Manufacturer’s ability to perform.

15.5.                     Notices.  Any notices to be given by either Party to the other shall be in writing and may be transmitted either by electronic mail, courier, personal delivery or by

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registered or certified mail (postage prepaid with return receipt requested).  Mailed notices shall be addressed to the Parties at the addresses appearing in this paragraph.  Each Party may change its address by written notice in accordance with this paragraph.  Notices shall be deemed communicated as of the date of actual receipt (which in the case of mailed notices shall be evidenced by a receipt evidencing delivery).

Manufacturer:

Braeburn Pharmaceuticals, Inc.
47 Hulfish St., #441
Princeton, NJ 08542
Attn: Chief Financial Officer

With a copy to:
notices@braeburnpharma.com

Pharmacy:

Avella of Deer Valley, Inc.
1606 W. Whispering Wind Dr.
Second Floor
Phoenix, AZ 85085
Attn: Leslie Yendro, VP of Business
Development

With a copy to:
Avella of Deer Valley, Inc.
24416 N. 19th Ave.
Phoenix, AZ 85085
Attn: Office of the General Counsel

15.6.                     Governing Law.  This Agreement shall be governed by, construed and interpreted under and in accordance with the laws of the State of Delaware excluding its conflicts of laws principles.  The exclusive jurisdiction, forum and venue for any action to enforce or interpret this Agreement shall be in the state or federal courts located Delaware.  The parties agree to waive the right to a jury trial in all actions arising under or relating to this Agreement.

15.7.                     Complete Agreement.  As of the Effective Date, this Agreement and any other agreements mentioned herein represent the entire agreement between the Parties hereto with respect to the subject matter hereof.  There are no understandings, representations or warranties of any kind except as expressly set forth herein.

15.8.                     Construction, Modification and Waiver.  If any of the provisions of this Agreement are held void or unenforceable, the remaining provisions shall nevertheless be effective, the intent being to effectuate this Agreement to the fullest extent

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possible.  Any headings contained herein are for directory purposes only, do not constitute a part of this Agreement, and shall not be employed in interpreting this Agreement.  Any modification of this agreement shall be in writing and shall be signed by authorized representatives of both Manufacturer and Pharmacy.  Any attempt to modify this Agreement orally or in writing not executed by authorized representatives of all Parties hereto shall be void.  A waiver of any breach of any provision of this Agreement shall not be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

15.9.                     Survival.  Unless otherwise expressly provided herein, only Sections 4, 5,10,11,12,13, and 15 survive the termination or expiration of this Agreement, as the case may be.

15.10.              Relationship of the Parties.  The Parties hereto are independent contractors.  Nothing herein contained shall be deemed to create a joint venture, agency or partnership relationship between the Parties hereto.  Neither Party shall have any power to enter into any contracts or commitments in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

15.11.              Change in Law.  In the event that any federal, state or local law, rule, regulation, policy, or any interpretation thereof, during the term of this Agreement, is modified, implemented, threatened to be implemented, or determined to prohibit, restrict or in any way materially affect this Agreement or either Party’s performance under the terms of this Agreement (each of the foregoing being hereinafter referred to as a “Change”), then the Parties to this Agreement shall promptly negotiate in good faith to amend this Agreement to preserve the expectations of the Parties to the greatest extent possible in a manner consistent with any such Change.  If this Agreement is not amended in writing as aforesaid prior to the effective date of the Change, this Agreement shall terminate, unless otherwise agreed upon by the Parties hereto, and upon such termination, neither Party shall have any further rights hereunder, except those rights already accrued and those that expressly survive termination.

[Signature Page Follows]

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IN WITNESS THEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Manufacturer,		Pharmacy
BRAEBURN PHARMACEUTICALS INC.		AVELLA OF DEER VALLEY, INC

By:	/s/ Marshall H. Woodworth	By:	/s/ Rebecca M. Shanahan

Name:	Marshall H. Woodworth	Name:	Rebecca M. Shanahan

Title:	Chief Financial Officer	Title:	Chief Executive Officer

[Signature Page to Product Purchase and Pharmacy Services Agreement]

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EXHIBIT A

DEA CONFIRMATION LETTER

See attached.

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Jonathan M. Young, Ph.D., J.D.
General Counsel
Braeburn Pharmaceuticals
47 Hulfish Street, Suite 441
Princeton, New Jersey 08542

Dear Dr. Young:

This responds to your letter to the Drug Enforcement Administration (DEA) dated June 8, 2016, in which you inquired about a pharmacy delivering controlled substances to the prescribing practitioner, rather than directly to the patient, under certain circumstances.

As you know, as a general matter, the DEA cannot provide individuals with definitive, private legal opinions about whether their particular activities relating to controlled substances comply with the requirements of the Controlled Substances Act (CSA) and DEA regulations.  Among the reasons for this is that such letters cannot establish a rule that is legally binding on the recipient or the agency.  At the same time, the DEA recognizes the importance of working with regulated entities to help guide them toward compliance with the law and regulations.  In that vein, we can provide the following general information.

For purposes of this letter, we will address the following hypothetical scenario:

•                  A DEA-registered practitioner, acting in the usual course of his/her professional practice, issues a prescription for a controlled substance for a legitimate medical purpose, and the prescription complies in all other respects with DEA regulations.

•                  The practitioner determines, in the exercise of his/her sound medical discretion, that it is appropriate for the practitioner to administer the controlled substance directly to the patient at the practitioner’s registered location.

•                  The prescription is for a single dose of the controlled substance for a particular patient - not a take-home supply for that patient and not for the practitioner’s office stock.

•                  The practitioner indicates on the prescription that the controlled substance should be delivered by the pharmacy to the practitioner, at his/her registered location, for administration to the patient.

•                  The above activity is carried out in compliance with applicable State law and regulations.

Neither the CSA nor DEA regulations specifically address the foregoing scenario.  Nonetheless, assuming all the foregoing facts apply, the DEA would consider it permissible under the CSA and DEA regulations for the pharmacy to deliver the controlled substance to the practitioner, at his/her registered location, provided the following conditions are met:

•                  The pharmacy treats its actions as a dispensing for purposes of the CSA and DEA regulations and complies with all applicable requirements thereunder.  This includes, but

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is not limited to, keeping records indicating that the controlled substance was delivered to the practitioner and including the practitioner’s name and address of the registered location to which it was delivered.

•                  The practitioner treats his/her actions as administering for purposes of the CSA and DEA regulations and complies with all applicable requirements thereunder.  This includes, but is not limited to, keeping records, to the extent required for the administering of controlled substances, and maintaining security as required by the regulations.

Finally, please be advised that while this letter represents the current view of the DEA, it is not a binding rule.  The DEA is continuing to evaluate the issues related to your inquiry to determine whether it would be appropriate for the agency to propose an amendment to its regulations to specifically address this topic.

For information regarding the DEA Office of Diversion Control and electronic copies of the Federal Register notices mentioned above, please visit www.DEAdiversion.usdoj.gov.  If you have any additional questions on this issue, please contact the Office of Diversion Control Liaison and Policy Section at (202) 307-7297.

Sincerely,

/s/ Louis J. Milione
Louis J. Milione
Deputy Assistant Administrator
Office of Diversion Control

2

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EXHIBIT B

APPROVED FACILITIES

Avella of Scottsdale, Inc. 9777 N 91st St., Ste. 102 Scottsdale, Arizona 85258-5087

Avella of Deer Valley, Inc. 23620 N 20th Dr., Ste. 12 Phoenix, AZ 85085-0621

Avella of Tucson, Inc. 4512 E Camp Lowell Drive Tucson, Arizona 85712-1282

Avella of Phoenix III, Inc. 1101 N. Central Ave., Ste. 102 Phoenix, AZ 85004

Avella of Columbus, Inc. 4830 Knightsbridge Blvd., Ste. C Columbus, OH 43214-2300

Avella of Las Vegas II, Inc. 701 Shadow Ln., Ste. 110 Las Vegas, NV 89106-4132

Avella of St. Louis, Inc. 450 N. New Ballas Rd., Ste. 256 St. Louis, MO 63141-6836

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Avella of Sacramento, Inc. 2288 Auburn Blvd., Ste. 102 Sacramento, CA 95821-1619

Avella of Austin, Inc. 3016 Guadalupe St., Ste. A Austin, TX 78705-2862

Avella of Denver, Inc. 1245 E. Colfax Ave., Ste. 102 Denver, CO 80218

Avella of Orlando, Inc. 100 Technology Park, Ste. 155 Lake Mary, FL 32746

Avella of Deer Valley, Inc. 24416 N. 19tf1 Avenue Phoenix, AZ 85085

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EXHIBIT C

PRODUCTS

1.              Products.  Products shall include the following:

Product	NDC	Package Size	Price
Probuphine	58284-100-14	1 kit (4 non-biodegradable rods)	[***]

2.              Pricing.  The parties agree to negotiate in good faith if any pricing methodology is required to implement a percentage discount from WAC.

3                 Distribution.

a.              Pharmacy shall order Product through the Distributor, which is initially RxC Acquisition Company d/b/a RxCrossroads.  Manufacturer reserves the right to change its Distributor for Product as set forth in Section 1.4, including a change whereby Manufacturer will be the Distributor.

b.              Manufacturer, or its Distributor, shall deliver Products to Pharmacy or its designee FOB (Delivery Location) in accordance with reasonable instructions given by Pharmacy in the applicable purchase order.  Title and risk of loss passes to Pharmacy immediately upon release at the Delivery Location.  As used in this Section 3(b), the term “Delivery Location” shall mean Pharmacy’s (or an Approved Facility’s) address specified on the applicable purchase order.

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EXHIBIT D

SERVICES AND SERVICE FEES

Pharmacy shall provide the Services for the Products described herein, in accordance with the terms of this Agreement.

1.              Core Services.

1.1.                Dedicated Phone/Fax.  Pharmacy shall provide a dedicated phone and fax line twenty-four (24) hours a day and seven (7) days a week for use by patients and healthcare providers in regard to Products and Services.  Pharmacy and Manufacturer will mutually agree on written instructions or restrictions regarding permissible communications between Pharmacy and customer.  Once mutually agreed upon in writing, Pharmacy personnel must use any materials provided by Manufacturer as guidelines for customer communications.

1.2.                Prescription Intake and Processing.  Pharmacy will only accept prescriptions after orders are first processed by the Distributor for verification of REMS certification.

1.3.                Data entry and Order Processing.  Pharmacy shall capture all prescription information and patient demographics in pharmacy dispensing system:

1.4.                Insurance Investigation and Eligibility.  Pharmacy shall perform a full investigation of patient insurance benefits for the Product and eligibility for assistance through manufacturer co-pay, charitable foundations or manufacturer Patient Assistance Programs (PAP).

1.5.                Patient and Caregiver Education and Counseling.  Pharmacy shall provider patient and/or caregiver initial education on the product, how it relates to their disease, and any other services provided by the manufacturer.  Pharmacy shall have on-call pharmacists available twenty-four (24) hours per day, seven (7) days per week for any patient or caregiver questions.

1.6.                Shipment of Product.  Pharmacy shall label all product on a patient specific manner and ship product directly to provider, at the DEA address denoted by provider on the Order Form, who will be administering the product.  Tracking of product from pharmacy to implant location will be monitored.

1.7.                Re-Implant Reminders.  Pharmacy shall call patient [***] prior to implant removal / insertion to remind patient to schedule a new appointment with the provider for this service.  Will attempt to reach patient [***].  If unable to reach patient after [***], will notify prescriber.

1.8.                First Level Appeal Support.  Where a PA is denied for any reason other than missing or incorrect information, Pharmacy will provide first level appeal support services as part of Core Services:

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1.8.1.                  Pharmacy will call the patient and prescriber’s office to determine whether patient and/or physician (as appropriate) wants to appeal the denied PA.

1.8.1.1.                    If answer is no the pharmacy will take no further action

1.8.1.2.                    If answer is yes, the pharmacy will assist in the following activities to support the appeal:

1.8.1.2.1.          Pharmacy will assist in assembling paperwork necessary to support the appeal, including, as needed, conducting daily follow-up with the physician via fax or live phone call and/or the patient via live phone call, text or email to obtain additional information as needed, and will submit the appeal to the payer (or to the physician office if there is a mandatory direct office submission requirement by the payer).

1.8.1.3.                    Pharmacy will conduct weekly appeal status live phone call(s) as needed with the payer to confirm approval or denial of the appeal, and if appeal is denied, obtain appropriate denial code, contact number, name of person spoken to, or other relevant information.  In the event the payer requires mandatory direct office submission, the pharmacy will [***].

2.              Enhanced Services

2.1                   Training Coordination.  In the event, a prescriber is not a Certified Prescriber, Pharmacy shall notify Manufacturer and shall not dispense to such prescriber unless the prescriber becomes a Certified Prescriber.

2.3                   Account Management.  Pharmacy shall [***].

2.4                   Data Capture and Reporting.  Pharmacy shall (a) collect the data and information set forth on Exhibit F, (b) build, test and implement data reports as required by Manufacturer and (c) provide such data reports to Manufacturer, in each case ((a)-(c)) in accordance with the data exhibits and reporting requirements outlined in Exhibit F.  Notwithstanding the foregoing, Pharmacy shall also provide, upon request by Manufacturer, Distributor or their designees, any such additional information as is necessary to comply with any FDA requests, including those requests related to the Product’s REMS Program.

2.5                   Implementation Fee.  Pharmacy shall develop program specific SOP’s and train all staff involved in the management of the Program.

Adverse Event and Product Complaint Reporting Per Manufacturer Protocol.  Pharmacy shall report any suspected adverse reactions, adverse events or Product complaints via ProPharma by phone at 844-859-6341.  This should be done as a “warm transfer.” In the event that the call is “dropped,” an email can be sent to drugsafety@propharma.com in addition to calling directly with the reporter’s complete contact information.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.6                   Implant Procedure Verification.  As an additional service to the Product insurance verification, Pharmacy will obtain verification from the patient’s insurance for the implant procedure and communicate that to the prescriber of record.  The parties agree that the fee identified below for implant procedure verification shall remain subject to good faith negotiation and adjustment, in writing, if Manufacturer presents adequate evidence to Pharmacy that the fee is outside the scope of fair market value.

3.              Fees for Enhanced Services.  Manufacturer shall pay Pharmacy the Fees as set forth below.  The Parties agree and acknowledge that in accordance with the “Refill Reminder Exception” to the definition of “Marketing” under the HIPAA Regulations, in order for Pharmacy to receive the fair market value for certain Services that involve the use or disclosure of PHI, Pharmacy must obtain a valid HIPAA authorization from the patient permitting such use and acknowledging Pharmacy’s receipt of payment for the Services.  If Pharmacy does not receive such authorization, the Fees shall be no more than the direct and indirect cost of providing the Services.

Enhanced Service	Enhanced Service Fee	Frequency
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

SPP RETURN GOODS POLICY

Effective Date: May 27, 2016

This Return Goods Policy is for all Products (“Product” or “Products”) commercially distributed in the United States by Braeburn Pharmaceuticals, Inc. (“Braeburn”) or Braeburn’s authorized distributor of record (collectively, “Seller”)..

Returned Goods Eligible for Reimbursement

Product shipped by Seller that is damaged in transit, subject to contracted F.O.B. terms, (i) if reported to Seller within [***] business days of receipt and (ii) returned within [***] calendar days of receipt are returnable by Customers for credit.

Procedure for Returning Items

All returnable products must be returned to Seller’s approved return goods service contractor in accordance with the contractor’s procedures and DEA guidelines.  To request a Return Authorization (RA) please contact Customer Service via phone: 844-859-6341, fax: 866-441-4091 or email: BraeburnAccess@rxcrossroads.com.

Customers can also initiate an RA via mail, at the following address:

RxCrossroads
Attn: Braeburn Pharmaceuticals Customer Service
4500 Progress Blvd.
Louisville, KY 40218

Return Goods Credit / Valuation of Returns

A.            Upon approval of RA, a credit will be issued based upon the lower of the current published price at the time the returned merchandise is received by RxCrossroads or Seller’s original invoice price less cash or other discount, if any, taken by customer.

B.            Credit will be provided through credit memos only.

C.            No credit will be issued for “paper only returns.” Product must be returned for credit.

D.            Returned quantities will be audited by Return Goods Processor, and final credit will be based on Return Goods Processor’s count.

E.             All credits for the above-labeled products will be issued by Seller’s Accounting Department directly to customer’s account.

F.              Credit or reimbursement will not be issued for product destroyed by Customers or third parties.

G.            Seller is not responsible for return shipments lost in transit or received in damaged condition.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

DATA REPORTING REQUIREMENTS

1.

Report 1: Daily Dispense File

Data No.	Data Element Name	Category	Data Type	Description	Example
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Report 2: Weekly Inventory File

Data No.	Data Element Name	Category	Data Type	Description	Example
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G

TERMS AND CONDITIONS FOR CO-PAY SUPPORT PROGRAM

[to be negotiated within 30 days of Effective Date, attached hereto, and incorporated herein]